UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2022

Hippo Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Forest Avenue
Palo Alto, California 94301
650 294-8463
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Warrants to purchase common stock	HIPO.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On August 31, 2022, Hippo Holdings Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The proposals considered at the Special Meeting are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 1, 2022. Present at the Special Meeting in person, by remote communication or by proxy were holders of 366,205,425 shares of the Company’s common stock, representing a majority in voting power of the Company’s issued and outstanding shares entitled to vote as of July 18, 2022, the record date for the Special Meeting, and constituting a quorum under the Company’s Bylaws. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:
1.Reverse Stock Split Proposal
The stockholders approved the amendment of the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s stock at a ratio in the range of 1-for-20 to 1-for-30, such ratio to be determined by the Board, or a committee of the Board, and to reduce the number of authorized shares of capital stock of the Company by a corresponding proportion. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
362,170,207	3,455,329	579,889	0
2.Adjournment Proposal
The stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the reverse stock split. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
353,824,961	11,058,820	1,321,644	0
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 1, 2022

HIPPO HOLDINGS, INC.

By:	/s/ STEWART ELLIS
Stewart Ellis
Chief Financial Officer